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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the inclusion in this Amendment No. 3 to the Registration Statement on Form SB-2 of our report dated July 19, 1999, on our audits of the financial statements of Precis Smart Card Systems, Inc. We also consent to the reference to our firm under the caption "Experts."


                                       /S/MURRELL, HALL , McINTOSH & CO., PLLP.

Moore, Oklahoma
January 17, 2000